                                                                    EXHIBIT 10.1

                                CREDIT AGREEMENT

                                      Among

             HEALTH CARE REIT, INC., and certain of its Subsidiaries

                 FIRST FEDERAL BANK OF THE MIDWEST, as a Lender,

             MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, as a Lender

                                       and

                 FIFTH THIRD BANK, an Ohio banking corporation,
                     as a Lender and as Administrative Agent

                            DATED AS OF MAY 28, 2004

                                TABLE OF CONTENTS

SECTION                                                HEADING                                                     PAGE
SECTION 1.                 DEFINITIONS; INTERPRETATION...........................................................     1
       Section 1.1.        Definitions...........................................................................     1
       Section 1.2.        Defined Terms in Incorporated Provisions..............................................     7
       Section 1.3.        Interpretation........................................................................     7
       Section 1.4.        Change in Accounting Principles.......................................................     8

SECTION 2.                 THE CREDIT FACILITY...................................................................     8

       Section 2.1.        Commitments...........................................................................     8
       Section 2.2.        Applicable Interest Rates.............................................................     8
       Section 2.3.        Manner of Borrowing Loans and Designating Applicable Interest Rates...................     9
       Section 2.4.        Minimum Borrowing Amounts; Maximum Eurodollar Loans...................................    11
       Section 2.5.        Maturity of Loans.....................................................................    11
       Section 2.6.        Prepayments...........................................................................    11
       Section 2.7.        Place and Application of Payments.....................................................    12
       Section 2.8.        The Notes.............................................................................    12
       Section 2.9.        Facility Fee..........................................................................    13
       Section 2.10.       Joint and Several Obligations.........................................................    13
       Section 2.11.       Appointment of HCRI as Agent for the Other Borrowers..................................    13

SECTION 3.                 CONDITIONS PRECEDENT..................................................................    14

       Section 3.1.        All Credit Events.....................................................................    14
       Section 3.2.        Initial Credit Event..................................................................    14

SECTION 4.                 REPRESENTATIONS AND WARRANTIES........................................................    16

       Section 4.1.        Use of Proceeds.......................................................................    16
       Section 4.2.        Incorporation by Reference............................................................    16

SECTION 5.                 COVENANTS.............................................................................    16

       Section 5.1.        Incorporation by Reference............................................................    16

SECTION 6.                 EVENTS OF DEFAULT AND REMEDIES........................................................    17

       Section 6.1.        Events of Default.....................................................................    17
       Section 6.2.        Non-Bankruptcy Defaults...............................................................    18
       Section 6.3.        Bankruptcy Defaults...................................................................    18
       Section 6.4.        Notice of Default.....................................................................    18
       Section 6.5.        Expenses..............................................................................    18

SECTION 7.                 CHANGE IN CIRCUMSTANCES AND CONTINGENCIES.............................................    19

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
       Section 7.1.        Funding Indemnity.....................................................................    19
       Section 7.2.        Illegality............................................................................    19
       Section 7.3.        Unavailability of Deposits or Inability to Ascertain, or Inadequacy of, LIBOR.........    20
       Section 7.4.        Yield Protection......................................................................    20
       Section 7.5.        Substitution of Lenders...............................................................    21
       Section 7.6.        Lending Offices.......................................................................    22
       Section 7.7.        Discretion of Lender as to Manner of Funding..........................................    22

SECTION 8.                 THE ADMINISTRATIVE AGENT..............................................................    22

       Section 8.1.        Appointment and Authorization of Administrative Agent.................................    22
       Section 8.2.        Administrative Agent and its Affiliates...............................................    22
       Section 8.3.        Action by Administrative Agent........................................................    23
       Section 8.4.        Consultation with Experts.............................................................    23
       Section 8.5.        Liability of Administrative Agent; Credit Decision....................................    23
       Section 8.6.        Indemnity.............................................................................    24
       Section 8.7.        Resignation of Administrative Agent and Successor Administrative Agent................    24
       Section 8.8.        Designation of Additional Agents......................................................    25

SECTION 9.                 MISCELLANEOUS.........................................................................    25

       Section 9.1.        Withholding Taxes.....................................................................    25
       Section 9.2.        No Waiver, Cumulative Remedies........................................................    26
       Section 9.3.        Non-Business Days.....................................................................    26
       Section 9.4.        Documentary Taxes.....................................................................    26
       Section 9.5.        Survival of Representations...........................................................    27
       Section 9.6.        Survival of Indemnities...............................................................    27
       Section 9.7.        Sharing of Set-Off....................................................................    27
       Section 9.8.        Notices...............................................................................    28
       Section 9.9.        Counterparts..........................................................................    28
       Section 9.10.       Successors and Assigns................................................................    28
       Section 9.11.       Participants..........................................................................    29
       Section 9.12.       Assignments...........................................................................    29
       Section 9.13.       Amendments............................................................................    30
       Section 9.14.       Headings..............................................................................    30
       Section 9.15.       Costs and Expenses; Indemnification...................................................    30
       Section 9.16.       Set-off...............................................................................    31
       Section 9.17.       Entire Agreement......................................................................    31
       Section 9.18.       Governing Law.........................................................................    31
       Section 9.19.       Severability of Provisions............................................................    32
       Section 9.20.       Excess Interest.......................................................................    32
       Section 9.21.       Lender's Obligations Several..........................................................    32
       Section 9.22.       Submission to Jurisdiction; Waiver of Jury Trial......................................    32

Signature Page ..................................................................................................   S-1

EXHIBIT A              --      Notice of Borrowing
EXHIBIT B              --      Notice of Continuation/Conversion
EXHIBIT C              --      Promissory Note
EXHIBIT D              --      Assignment and Acceptance
SCHEDULE I             --      List of Borrowers
SCHEDULE II            --      Commitments

                                CREDIT AGREEMENT

         This Credit Agreement is entered into as of May 28, 2004, by and among HEALTH CARE REIT, INC., a Delaware corporation ("HCRI") and each of the other entities listed on Schedule I attached hereto (HCRI and such other entities hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers"), FIRST FEDERAL BANK OF THE MIDWEST, a Federal Savings Bank, as a Lender, MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking corporation, as a Lender, and FIFTH THIRD BANK, an Ohio banking corporation, as a Lender and as Administrative Agent.

         The Borrowers have requested, and the Lenders have agreed to extend, certain credit facilities on the terms and conditions of this Agreement. In consideration of the mutual agreements set forth in this Agreement, the parties to this Agreement agree as follows:

SECTION 1. DEFINITIONS; INTERPRETATION.

         Section 1.1. Definitions. The following terms when used herein shall have the following meanings:

         "Administrative Agent" means Fifth Third Bank, an Ohio banking corporation, as contractual representative for itself and the other Lenders and any successor pursuant to Section 8.7 hereof.

         "Adjusted LIBOR" means, for any Borrowing of Eurodollar Loans, a rate per annum equal to the quotient of (i) LIBOR, divided by (ii) one minus the Reserve Percentage.

         "Affiliate" means any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, another Person. A Person shall be deemed to control another Person for the purposes of this definition if such Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of the other Person, whether through the ownership of voting securities, common directors, trustees or officers, by contract or otherwise; provided that, in any event for purposes of this definition, any Person that owns, directly or indirectly, 10% or more of the securities having the ordinary voting power for the election of directors or governing body of a corporation or 10% or more of the partnership or other ownership interest of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person.

         "Agreement" means this Credit Agreement, as the same may be amended, modified, restated or supplemented from time to time pursuant to the terms hereof.

         "Authorized Representative" means those persons shown on the list of officers provided by HCRI pursuant to Section 3.2 hereof or on any update of any such list provided by the Borrowers to the Administrative Agent, or any further or different officers of HCRI so named by any Authorized Representative of HCRI in a written notice to the Administrative Agent; provided that in all cases, such officers shall be acceptable to the Administrative Agent.

         "Base Rate" means for any day the greater of: (i) the rate of interest announced by the Administrative Agent from time to time as its "prime rate" as in effect on such day, with any change in the Base Rate resulting from a change in said prime rate to be effective as of the date of the relevant change in said prime rate (it being acknowledged that such rate may not be the Administrative Agent's best or lowest rate) and (ii) the sum of (x) the Federal Funds Rate, plus (y) 1/2 of 1%.

         "Base Rate Loan" means a Loan bearing interest at a rate specified in
Section 2.2(a) hereof.

         "Borrower" and "Borrowers" are defined in the introductory paragraph of this Agreement.

         "Borrowing" means the total of Loans of a single type advanced, continued for an additional Interest Period, or converted from a different type into such type by the Lenders on a single date and, in the case of Eurodollar Loans, for a single Interest Period. Borrowings of Loans are made and maintained ratably from each of the Lenders according to their Percentages. A Borrowing is "advanced" on the day Lenders advance funds comprising such Borrowing to the Borrowers, is "continued" on the date a new Interest Period for the same type of Loans commences for such Borrowing, and is "converted" when such Borrowing is changed from one type of Loans to the other, all as requested by the Borrowers pursuant to Section 2.3(a) hereof.

         "Business Day" means any day (other than a Saturday or Sunday) on which banks are not authorized or required to close in Cincinnati, Ohio and, if the applicable Business Day relates to the advance or continuation of, or conversion into, or payment of a Eurodollar Loan, on which banks are dealing in Dollar deposits in the interbank eurodollar market in London, England.

         "Capitalized Lease Obligations" means as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "Cash" means as to any Person, such Person's cash and cash equivalents, as defined in accordance with GAAP consistently applied.

         "Closing Date" means the date of this Agreement or such later Business Day upon which each condition described in Section 3.2 shall be satisfied or waived in a manner acceptable to the Administrative Agent in its discretion.

         "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time, and the regulations promulgated thereunder.

         "Commitment" means, as to any Lender, the obligation of such Lender to make Loans in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule II attached hereto and made a part hereof, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof. The Borrowers and the Lenders acknowledge and agree that the Commitments of the Lenders aggregate $30,000,000 on the date hereof.

         "Credit Event" means the advancing of any Loan, or the continuation of or conversion into a Eurodollar Loan, or the conversion into Base Rate Loan.

         "Damages" means all damages including, without limitation, punitive damages, liabilities, costs, expenses, losses, judgments, diminutions in value, fines, penalties, demands, claims, cost recovery actions, lawsuits, administrative proceedings, orders, response action, removal and remedial costs, compliance costs, investigation expenses, consultant fees, attorneys' and paralegals' fees and litigation expenses.

         "Default" means any event or condition the occurrence of which would, with the passage of time or the giving of notice, or both, constitute an Event of Default.

         "Dollars" and "$" each means the lawful money of the United States of America.

         "Eurodollar Loan" means a Loan bearing interest at the rate specified in Section 2.2(b) hereof.

         "Event of Default" means any event or condition identified as such in
Section 6.1 hereof.

         "Existing Agreement" means that certain Amended and Restated Loan Agreement by and among HCRI, its Subsidiaries party thereto, the banks signatory thereto, KeyBank National Association, as Administrative Agent, Deutsche Bank Securities Inc., as Syndication Agent and UBS Warburg LLC, as Documentation Agent dated April 23, 2002, as amended by that certain Amendment No. 1 to Amended and Restated Loan Agreement dated May 15, 2003, as amended by that certain Amendment No. 2 to Amended and Restated Loan Agreement dated August 26, 2003, as amended by that certain Amendment No. 3 to Amended and Restated Loan Agreement dated December 19, 2003, as supplemented by that certain Supplement to Amended and Restated Loan Agreement dated January 30, 2004, as such agreement, as amended, is in effect on the date hereof and without giving effect to any terminations, further amendments and/or waivers thereof after the date hereof or the payment in full of the amounts subject thereto.

         "Federal Funds Rate" means for any day, the weighted average of the rates on overnight federal funds transactions with member banks of the Federal Reserve System arranged by federal funds brokers as published by the Federal Reserve Bank of New York for such day, or if such day is not a Business Day, for the next preceding Business Day (or, if such rate is not so published for any such day, the average rate charged to the Administrative Agent on such day on such transactions as reasonably determined by the Administrative Agent).

         "GAAP" means generally accepted accounting principles in the United States in effect from time to time.

         "HCRI" is defined in the introductory paragraph hereof.

         "Indebtedness" means with respect to any Person, all: (a) liabilities or obligations, direct and contingent, which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person at the date as of which Indebtedness is to be determined, including, without limitation, contingent liabilities that in accordance with such principles, would be set forth in a specific Dollar amount on the liability side of such balance sheet, and Capitalized Lease Obligations of such Person; (b) liabilities or obligations of others for which such Person is directly or indirectly liable, by way of guaranty (whether by direct guaranty, suretyship, discount, endorsement, take-or-pay agreement, agreement to purchase or advance or keep in funds or other agreement having the effect of a guaranty) or otherwise; (c) liabilities or obligations secured by Liens on any assets of such Person, whether or not such liabilities or obligations shall have been assumed by it; (d) liabilities or obligations of such Person, direct or contingent, with respect to letters of credit issued for the account of such Person and bankers acceptances created for such Person, and (e) monetary obligations of such Person under a so-called synthetic lease, off-balance sheet or tax retention lease or under an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

         "Interest Period" means the period commencing on the date a Borrowing of Loans is advanced, continued or created by conversion and ending: (a) in the case of Base Rate Loans, on the last day of the calendar month in which such Borrowing is advanced, continued or created by conversion (or on the last day of the following calendar month if such Loan is advanced, continued or created by conversion on the last day of a calendar month), (b) in the case of a Eurodollar Loan, 1, 2 or 3 months thereafter; provided, however, that:

                  (i) any Interest Period for a Borrowing of Loans consisting of Base Rate Loans that otherwise would end after the Termination Date shall end on the Termination Date;

                  (ii) no Interest Period with respect to any portion of the Loans shall extend beyond the Termination Date;

                  (iii) whenever the last day of any Interest Period would otherwise be a day that is not a Business Day, the last day of such Interest Period shall be extended to the next succeeding Business Day, provided that, if such extension would cause the last day of an Interest Period for a Borrowing of Eurodollar Loans to occur in the following calendar month, the last day of such Interest Period shall be the immediately preceding Business Day; and

                  (iv) for purposes of determining an Interest Period for a Borrowing of Eurodollar Loans, a month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month; provided, however, that if there is no numerically corresponding day in the month in which such an Interest Period is to end or if such an Interest Period begins on the last Business Day of a calendar month, then such Interest Period shall end on the last Business Day of the calendar month in which such Interest Period is to end.

         "Lenders" means and includes Fifth Third Bank, an Ohio banking corporation, First Federal Bank of the Midwest, a Federal Savings Bank, Mercantile-Safe Deposit and Trust Company, a Maryland banking corporation and the other financial institutions from time to time party to this Agreement, including each assignee Lender pursuant to Section 9.12 hereof.

         "Lending Office" is defined in Section 7.6 hereof.

         "LIBOR" means, for an Interest Period for a Borrowing of Eurodollar Loans, (a) the LIBOR Index Rate for such Interest Period, if such rate is available, and (b) if the LIBOR Index Rate cannot be determined, the arithmetic average of the rates of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which deposits in Dollars in immediately available funds are offered to the Administrative Agent at 11:00 a.m. (London, England time) 2 Business Days before the beginning of such Interest Period by 3 or more major banks in the interbank eurodollar market selected by the Administrative Agent for delivery on the first day of and for a period equal to such Interest Period and in an amount equal or comparable to the principal amount of the Eurodollar Loan scheduled to be made by the Administrative Agent as part of such Borrowing.

         "LIBOR Index Rate" means, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in Dollars for a period equal to such Interest Period, which appears on the Telerate Page 3750 as of 11:00 a.m. (London, England time) on the day 2 Business Days before the commencement of such Interest Period.

         "Lien" means any mortgage, deed of trust, pledge, security interest, encumbrance, lien, claim or charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement, any lease in the nature of any of the foregoing, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

         "Loan" is defined in Section 2.1 hereof and, as so defined, includes a Base Rate Loan or a Eurodollar Loan, each of which is a "type" of Loan hereunder.

         "Loan Documents" means this Agreement, the Notes, and all other documents executed and delivered in connection herewith or therewith, including all amendments, modifications and supplements of or to all such documents.

         "Material Adverse Effect" means any fact or circumstance which (a) materially and adversely affects the business, operation, property or financial condition of the Borrowers taken as a whole, or (b) has a material adverse effect on the ability of the Borrowers to perform their respective obligations under this Agreement, the Notes or the other Loan Documents.

         "Note" is defined in Section 2.8 hereof.

         "Obligations" means all obligations of the Borrowers and of each Borrower individually to pay principal and interest on the Loans, all fees and charges payable hereunder, and all other payment obligations of the Borrowers and of each Borrower individually arising under or in relation to any Loan Document, in each case whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired.

         "Percentage" means, for each Lender, the percentage of the Commitments represented by such Lender's Commitment or, if the Commitments have been terminated, the percentage held by such Lender of the aggregate principal amount of all Loans then outstanding.

         "Person" means an individual, a corporation, a limited liability company, a partnership, a joint venture, a trust or unincorporated organization, a joint stock company or other similar organization, a government or any political subdivision thereof, a court, or any other legal entity, whether acting in an individual, fiduciary or other capacity.

         "Property" means, as to any Person, all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included in the most recent balance sheet of such Person under GAAP.

         "Required Lenders" means, as of the date of determination thereof, Lenders whose aggregate Commitments constitute 83 1/3% of the sum of the total Commitments, provided that if the Commitments are terminated pursuant to the terms of this Agreement, "Required Lenders" means as of the date of determination thereof, Lenders whose outstanding Loans constitute 83 1/3% of the sum of the total outstanding Loans.

         "Reserve Percentage" means, for any Borrowing of Eurodollar Loans, the daily average for the applicable Interest Period of the maximum rate, expressed as a decimal, at which reserves (including, without limitation, any supplemental, marginal, and emergency reserves) are imposed during such Interest Period by the Board of Governors of the Federal Reserve System (or any successor) on "eurocurrency liabilities", as defined in such Board's Regulation D (or in respect of any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Loans is determined or any category of extensions of credit or other assets that include loans by non-United States offices of any Lender to United States residents), subject to any amendments of such reserve requirement by such Board or its successor, taking into account any transitional adjustments thereto. For purposes of this definition, the Eurodollar Loans shall be deemed to be "eurocurrency liabilities" as defined in Regulation D without benefit or credit for any prorations, exemptions or offsets under Regulation D.

         "Subsidiary" means with respect to any Person, any corporation, partnership, joint venture or other entity, whether now existing or hereafter organized or acquired: (a) in the case of a corporation, of which a majority of the securities having ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) are at the time owned by such Person and/or one or more Subsidiaries of such

Person, (b) in the case of a partnership or other entity, in which such Person is a general partner or of which a majority of the partnership or other equity interests are at the time owned by such Person and/or one or more of its Subsidiaries, or (c) in the case of a joint venture, in which such Person is a joint venturer and of which a majority of the ownership interests are at the time owned by such Person and/or one or more of its Subsidiaries. Unless the context otherwise requires, references in this Agreement to "Subsidiary" or "Subsidiaries" shall be deemed to be references to a Subsidiary or Subsidiaries of HCRI.

         "Telerate Page 3750" means the display designated as "Page 3750" on the Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits).

         "Termination Date" means May 31, 2005 or such earlier date on which the Commitments are terminated in whole pursuant to Section 6.2 or 6.3 hereof.

         Section 1.2. Defined Terms in Incorporated Provisions. All capitalized terms incorporated by reference into this Agreement and defined in Section 1.1 shall be defined as set forth in such Section. All capitalized terms incorporated by reference into this Agreement, but not otherwise defined in
Section 1.1, shall be defined as set forth in the Existing Agreement, without giving effect to any terminations, amendments or waivers thereof, or payment in full of the amounts subject thereto, but with the definitions in the Existing Agreement being construed in accordance with the following sentence. All references in the Existing Agreement (or in provisions incorporated herein by reference to the Existing Agreement) to (i) the "Loan Documents" shall be deemed to be references to the "Loan Documents" as defined in this Agreement; (ii) the "Required Banks" shall be deemed to be references to the "Required Lenders" as defined in this Agreement; (iii) the "Banks" shall be deemed to be references to the "Lenders" as defined in this Agreement; (iv) the "Agent" shall be deemed to be references to the "Administrative Agent" as defined in this Agreement; (v) the "Financial Statements" shall be deemed to be references to the "Financial Statements" as defined in the Existing Agreement, except the date "December 31, 2001" shall mean "December 31, 2003"; (vi) the "Projections" shall be deemed to be references to the "Projections" as defined in the Existing Agreement, except that the period "2002-2005" shall mean "2004-2006"; (vii) the "Loans" shall be deemed to be references to the "Loans" as defined in this Agreement; (viii) the term "Revolving Credit Commitments" shall be deemed to be references to the term "Commitments" as defined in this Agreement; (ix) the "Notes" shall be deemed to be references to "Notes" as defined in this Agreement; (x) the "Obligations" shall be deemed to be references to the "Obligations" as defined in this Agreement; (xi) the terms "Event of Default" and "Default" shall be deemed to be references to the terms "Event of Default" and "Default", respectively, as such terms are defined in this Agreement; (xii) "the date hereof" or "the date of the Agreement" shall be deemed to be references to the date of this Agreement; and
(xiii) "this Agreement", "hereof", "herein", "hereunder" and similar words or phrases shall be deemed to be references to this Agreement.

         Section 1.3. Interpretation. The foregoing definitions are equally applicable to both the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references to time of day herein are references to Cincinnati, Ohio, time unless otherwise specifically provided. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done in accordance with GAAP except where such principles are inconsistent with the specific provisions of this Agreement.

         Section 1.4. Change in Accounting Principles. If, after the date of this Agreement, there shall occur any change in GAAP from those used in the preparation of the financial statements referred to in Section 3.9 of the Existing Agreement as incorporated herein by reference and such change shall result in a change in the method of calculation of any financial covenant, standard or term found in this Agreement, either the Borrowers or the Required Lenders may by notice to the Lenders and the Borrowers, respectively, require that the Lenders and the Borrowers negotiate in good faith to amend such covenants, standards, and term so as equitably to reflect such change in accounting principles, with the desired result being that the criteria for evaluating the financial condition of the Borrowers taken as a whole shall be the same as if such change had not been made. No delay by the Borrowers or the Required Lenders in requiring such negotiation shall limit their right to so require such a negotiation at any time after such a change in accounting principles. Until any such covenant, standard, or term is amended in accordance with this Section 1.4, financial covenants shall be computed and determined in accordance with GAAP in effect prior to such change in accounting principles. Without limiting the generality of the foregoing, the Borrowers shall neither be deemed to be in compliance with any financial covenant hereunder nor out of compliance with any financial covenant hereunder if such state of compliance or noncompliance, as the case may be, would not exist but for the occurrence of a change in accounting principles after the date hereof.

SECTION 2. THE CREDIT FACILITY.

         Section 2.1. Commitments. Prior to the Termination Date, each Lender severally and not jointly agrees, subject to the terms and conditions hereof, to make revolving loans (each individually a "Loan" and, collectively, the "Loans") in Dollars to the Borrowers from time to time up to the amount of such Lender's Commitment; provided, however, the sum of the aggregate principal amount of Loans at any time outstanding shall not exceed the sum of all Commitments. Each Borrowing of Loans shall be made ratably by the Lenders in proportion to their respective Percentages. As provided in Section 2.3(a), and subject to the terms hereof, the Borrowers may elect that each Borrowing of Loans be either Base Rate Loans or Eurodollar Loans. Loans may be repaid and reborrowed before the Termination Date, subject to the terms and conditions hereof.

         Section 2.2. Applicable Interest Rates. (a) Base Rate Loans. Each Base Rate Loan made or maintained by a Lender shall bear interest during each Interest Period it is outstanding (computed on the basis of a year of 360 days and the actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced, continued or created by conversion from a Eurodollar Loan until maturity (whether by acceleration or otherwise) at a rate per annum equal to the Base Rate from time to time in effect, payable on the last day of its Interest Period and at maturity (whether by acceleration or otherwise).

         (b) Eurodollar Loans. Each Eurodollar Loan made or maintained by a Lender shall bear interest during each Interest Period it is outstanding (computed on the basis of a year of 360 days and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced, continued or created by conversion from a Base Rate Loan until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of 2.0% plus the Adjusted LIBOR applicable for such Interest Period, payable on the last day of the Interest Period and at maturity (whether by acceleration or otherwise).

         (c) Default Rate. While any Event of Default exists or after acceleration, the Borrowers shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all Loans owing by it at a rate per annum equal to:

                  (i) for any Base Rate Loan, the sum of 2.0% per annum plus the Base Rate from time to time in effect; and

                  (ii) for any Eurodollar Loan, the sum of 4.0% per annum plus the Adjusted LIBOR in effect thereon at the time of such default until the end of the Interest Period applicable thereto and, thereafter, at a rate per annum equal to the sum of 2.0% plus the Base Rate from time to time in effect;

provided, however, that in the absence of acceleration, any adjustments pursuant to this Section shall be made at the election of the Administrative Agent, acting at the request or with the consent of the Required Lenders, with written notice to the Borrowers. While any Event of Default exists or after acceleration, interest shall be paid on demand of the Administrative Agent at the request or with the consent of the Required Lenders.

         (d) Rate Determinations. The Administrative Agent shall determine each interest rate applicable to the Loans hereunder, and its determination thereof shall be conclusive and binding except in the case of manifest error.

         Section 2.3. Manner of Borrowing Loans and Designating Applicable Interest Rates. (a) Notice to the Administrative Agent. The Borrowers shall give notice to the Administrative Agent by: (i) no later than 2:00 p.m. (Cincinnati time) at least 3 Business Days before the date on which the Borrowers request the Lenders to advance a Borrowing of Eurodollar Loans and (ii) no later than 10:00 a.m. (Cincinnati time) on the date the Borrowers request the Lenders to advance a Borrowing of Base Rate Loans. The Loans included in each Borrowing shall bear interest initially at the type of rate specified in such notice. Thereafter, the Borrowers may from time to time elect to change or continue the type of interest rate borne by each Borrowing or, subject to Section 2.6 hereof, a portion thereof, as follows: (i) if such Borrowing is of Eurodollar Loans, on the last day of the Interest Period applicable thereto, the Borrowers may continue part or all of such Borrowing as Eurodollar Loans or convert part or all of such Borrowing into Base Rate Loans or (ii) if such Borrowing is of Base Rate Loans, on any Business Day, the Borrowers may convert all or part of such Borrowing into Eurodollar Loans for an Interest Period or Interest Periods specified by the Borrowers. The Borrowers shall give all such notices requesting the advance, continuation or conversion of a Borrowing to the Administrative Agent by telephone or telecopy (which notice shall be irrevocable once given and, if by telephone, shall be promptly confirmed in writing), substantially in the form attached hereto as Exhibit A (Notice of Borrowing) or Exhibit B (Notice of Continuation/Conversion), as applicable, or in such other form acceptable to the Administrative Agent. Notice of the continuation of a Borrowing of Eurodollar Loans for an additional Interest Period or of the conversion of part or all of a Borrowing of Base Rate Loans into Eurodollar Loans must be given by no later than 2:00 p.m. (Cincinnati time) at least 3 Business Days before the date of the requested continuation or conversion. All notices concerning the advance, continuation or conversion of a Borrowing shall specify the date of the requested advance, continuation or conversion of a Borrowing (which shall be a Business Day), the amount of the requested Borrowing to be advanced, continued or converted, the type of Loans to comprise such new, continued or converted Borrowing and, if such Borrowing is to be comprised of Eurodollar Loans, the Interest Period applicable thereto. The Borrowers agree that the Administrative Agent may rely on any such telephonic or telecopy notice given by any person the Administrative Agent in good faith believes is an Authorized Representative without the necessity of independent investigation and, in the event any such notice by telephone conflicts with any written confirmation, such telephonic notice shall govern if the Administrative Agent has acted in reliance thereon.

         (b) Notice to the Lenders. The Administrative Agent shall give prompt telephonic or telecopy notice to each Lender of any notice from the Borrowers received pursuant to Section 2.3(a) above and, if such notice requests the Lenders to make Eurodollar Loans, the Administrative Agent shall give notice to the Borrowers and each Lender of the interest rate applicable thereto promptly after the Administrative Agent has made such determination.

         (c) Borrowers' Failure to Notify; Automatic Continuations and Conversions. Any outstanding Borrowing of Base Rate Loans shall automatically be continued for an additional Interest Period on the last day of its then current Interest Period unless the Borrowers have properly notified the Administrative Agent that the Borrowers intend to convert such Borrowing, subject to Section
3.1 hereof, into a Borrowing of Eurodollar Loans or such Borrowing is prepaid in accordance with Section 2.6. If the Borrowers fail to give proper notice of the continuation or conversion of any outstanding Borrowing of Eurodollar Loans before the last day of its then current Interest Period within the period required by Section 2.3(a) or, whether or not such notice has been given, one or more of the conditions set forth in Section 3.1 for the continuation or conversion of a Borrowing of Eurodollar Loans would not be satisfied, and such Borrowing is not prepaid in accordance with Section 2.6, such Borrowing shall automatically be converted into a Borrowing of Base Rate Loans.

         (d) Disbursement of Loans. Not later than 1:00 p.m. (Cincinnati time) on the date of any requested advance of a new Borrowing, subject to
Section 3 hereof, each Lender shall make available its Loan comprising part of such Borrowing in funds immediately available at the principal office of the Administrative Agent in Cincinnati, Ohio. The Administrative Agent shall make the proceeds of each new Borrowing available to the Borrowers at the Administrative Agent's principal office in Cincinnati, Ohio.

         (e) Administrative Agent Reliance on Lender Funding. Unless the Administrative Agent shall have been notified by a Lender prior to (or, in the case of a Borrowing of Base Rate Loans, by 1:00 p.m. Cincinnati time) the date on which such Lender is scheduled to make payment to the Administrative Agent of the proceeds of a Loan (which notice shall be effective upon receipt) that such Lender does not intend to make such payment, the Administrative Agent may assume that such Lender has made such payment when due and the Administrative Agent, in reliance upon such assumption may (but shall not be required to) make available to the Borrowers the proceeds of the Loan to be made by such Lender and, if any Lender has not in fact made such payment to the Administrative Agent, such Lender shall, on demand, pay to the Administrative Agent the amount made available to the Borrowers attributable to such Lender together with interest thereon in respect of each day during the period commencing on the date such amount was made available to the Borrowers and ending on (but excluding) the date such Lender pays such amount to the Administrative Agent at a rate per annum equal to: (i) from the date the related advance was made by the Administrative Agent to the date 2 Business Days after payment by such Lender is due hereunder, the Federal Funds Rate for each such day and (ii) from the date 2 Business Days after the date such payment is due from such Lender to the date such payment is made by such Lender, the Base Rate in effect for each such day. If such amount is not received from such Lender by the Administrative Agent immediately upon demand, the Borrowers will, on demand, repay to the Administrative Agent the proceeds of the Loan attributable to such Lender with interest thereon at a rate per annum equal to the interest rate applicable to the relevant Loan, but without such payment being considered a payment or prepayment of a Loan under Section 7.1 hereof so that the Borrowers will have no liability under such Section with respect to such payment.

         Section 2.4. Minimum Borrowing Amounts; Maximum Eurodollar Loans. Each Borrowing of Base Rate Loans shall be in an amount not less than $500,000. Each Borrowing of Eurodollar Loans advanced, continued or converted shall be in an amount equal to $500,000 or such greater amount which is an integral multiple of $100,000. Without the Administrative Agent's consent, there shall not be more than five Borrowings of Eurodollar Loans outstanding at any one time.

         Section 2.5. Maturity of Loans. Each Loan, both for principal and interest, shall mature and become due and payable by the Borrowers on the Termination Date.

         Section 2.6. Prepayments. The Borrowers may prepay without premium or penalty (except as set forth in Section 7.1 below) and in whole or in part any Borrowing of Eurodollar Loans at any time upon 3 Business Days prior notice by the Borrowers to the Administrative Agent or, in the case of a Borrowing of Base Rate Loans, notice delivered by the Borrowers to the Administrative Agent no later than 2:00 p.m. (Cincinnati time) on the date of prepayment, such prepayment to be made by the payment of the principal amount to be prepaid and, in the case of any Eurodollar Loans, accrued interest thereon to the date fixed for prepayment plus any amounts due the Lenders under Section 7.1; provided, however, the Borrowers may not partially repay a Borrowing (i) if such Borrowing is of Base Rate Loans, in a principal amount less than $500,000, (ii) if such Borrowing is of Eurodollar Loans, in a principal amount not less than $500,000 or any amount in excess thereof that is not an integral multiple of $100,000, and (iii) in each case, unless it is in an amount such that the minimum amount required for a Borrowing pursuant to Section 2.4 remains outstanding. The Administrative Agent will promptly advise each Lender of any notice of prepayment it receives from the Borrowers. Any amount of Loans paid or prepaid before the Termination Date may, subject to the terms and conditions of this Agreement, be borrowed, repaid and borrowed again.

         Section 2.7. Place and Application of Payments. All payments of principal of and interest on the Loans, and of all other Obligations payable by the Borrowers under this Agreement and the other Loan Documents, shall be made by the Borrowers to the Administrative Agent by no later than 2:00 p.m. (Cincinnati time) on the due date thereof at the office of the Administrative Agent in Cincinnati, Ohio (or such other location as the Administrative Agent may designate to the Borrowers) for the benefit of the Lender or Lenders entitled thereto. Any payments received after such time shall be deemed to have been received by the Administrative Agent on the next Business Day. All such payments shall be made in Dollars, in immediately available funds at the place of payment, in each case without set-off or counterclaim. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest on Loans ratably to the Lenders and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement.

         Anything contained herein to the contrary notwithstanding, (x) pursuant to the exercise of remedies under Sections 6.2 and 6.3 hereof or (y) after written instruction by the Required Lenders after the occurrence and during the continuation of an Event of Default, all payments and collections received in respect of the Obligations by the Administrative Agent or any of the Lenders shall be remitted to the Administrative Agent and distributed as follows:

                  (a) first, to the payment of any outstanding costs and expenses incurred by the Administrative Agent in protecting, preserving or enforcing rights under the Loan Documents, and in any event all costs and expenses of a character which the Borrowers have agreed to pay the Administrative Agent under Section 9.15 hereof (such funds to be retained by the Administrative Agent for its own account unless it has previously been reimbursed for such costs and expenses by the Lenders, in which event such amounts shall be remitted to the Lenders to reimburse them for payments theretofore made to the Administrative Agent);

                  (b) second, to the payment of any outstanding interest and fees due under the Loan Documents to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof;

                  (c) third, to the payment of principal on the Notes, to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof;

                  (d) fourth, to the payment of all other unpaid Obligations to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof; and

                  (e) fifth, to the Borrowers or whoever else may be lawfully entitled thereto.

         Section 2.8. The Notes. (a) The Loans made to the Borrowers by a
Lender shall be evidenced by a single promissory note of the Borrowers issued to such Lender in the form of

Exhibit C hereto. Each such promissory note is hereinafter referred to as a "Note" and collectively such promissory notes are referred to as the "Notes."

         (b) Each Lender shall record on its books and records or on a schedule to its Note the amount and type of each Loan advanced, continued or converted by it, all payments of principal and interest and the principal balance from time to time outstanding thereon, and, for any Eurodollar Loan, the Interest Period and the interest rate applicable thereto. The Lender's record thereof, whether shown on its books and records or on a schedule to its Note, shall be prima facie evidence as to all such matters; provided, however, that the failure of any Lender to record any of the foregoing or any error in any such record shall not limit or otherwise affect the obligation of the Borrowers to repay all Loans made to it together with accrued interest thereon. At the request of any Lender and upon such Lender tendering to the Borrowers the Note to be replaced, the Borrowers shall furnish a new Note to such Lender to replace any outstanding Note, and at such time the first notation appearing on a schedule on the reverse side of, or attached to, such new Note shall set forth the aggregate unpaid principal amount of all Loans, if any, then outstanding thereon.

         Section 2.9. Facility Fee. On or before the Closing Date, the Borrowers shall pay to the Administrative Agent, for the ratable benefit of the Lenders according to their Percentages, a facility fee equal to $60,000.

         Section 2.10. Joint and Several Obligations. Each Borrower hereby unconditionally and irrevocably agrees it is jointly and severally liable to the Administrative Agent and the Lenders for the payment and performance of the Obligations. Each Borrower acknowledges and agrees that its joint and several liability on the Obligations owed by any Borrower or Borrowers under this Agreement is absolute and unconditional and shall not in any manner be affected or impaired by any of acts or omissions whatsoever by the Administrative Agent or any Lender, and without limiting the generality of the foregoing, each Borrower's joint and several liability on the Obligations shall not be impaired by any failure, neglect or omission on the Administrative Agent's or any Lender's part to resort to any one or all of the Borrowers for payment of the Obligations. Each Borrower's joint and several liability on the Obligations shall not in any manner be impaired or affected by who receives or uses the proceeds of the Loans or for what purposes such proceeds are used, and each Borrower waives notice of Borrowing requests issued by, and Loans made to, the other Borrowers. Each Borrower hereby agrees not to exercise or enforce any right of exoneration, contribution, reimbursement, recourse, or subrogation available to such Borrower against any party liable for payment of any Obligations, unless and until the Obligations have been paid and satisfied in full and termination of the Commitments hereunder. By its acceptance below, each Borrower hereby expressly waives and surrenders any defense to its joint and several liability on the Obligations based upon any of the foregoing. In furtherance thereof, each Borrower agrees that wherever in this Agreement it is provided that a Borrower is liable for a payment or performance of an obligation, such obligation is the joint and several obligation of each Borrower.

         Section 2.11. Appointment of HCRI as Agent for the Other Borrowers.
(a) Appointment. Each Borrower other than HCRI irrevocably appoints HCRI as its agent hereunder to make requests for Loans, to make interest rate elections, and to take any other action contemplated by the Loan Documents with respect to credit extended hereunder to each of the Borrowers. The Administrative Agent and the Lenders shall be entitled to conclusively presume that any action by HCRI under the Loan Documents is taken on behalf of each of the Borrowers.

         (b) Reliance. All requests for Loans may be written or oral, including by telephone or telecopy. The Borrowers agree that the Administrative Agent may rely on any such notice given by any person the Administrative Agent in good faith believes is an Authorized Representative without the necessity of independent investigation (the Borrowers hereby indemnifying the Administrative Agent from any liability or loss ensuing from such reliance), and in the event any such telephonic or other oral notice conflicts with any written confirmation, such oral or telephonic notice shall govern if the Administrative Agent has acted in reliance thereon.

SECTION 3. CONDITIONS PRECEDENT.

         The obligation of each Lender to advance, continue or convert any Loan (other than the continuation of a Base Rate Loan), shall be subject to the following conditions precedent:

         Section 3.1. All Credit Events. At the time of each Credit Event hereunder:

                  (a) each of the representations and warranties set forth herein and in the other Loan Documents shall be and remain true and correct as of said time, except to the extent the same expressly relate to an earlier date (provided Section 3.6 of the Existing Agreement incorporated herein by reference shall relate only to claims in excess of $1,500,000 as of the date of such requested Loan);

                  (b) the Borrowers shall be in compliance with all of the terms and conditions hereof and of the other Loan Documents, and no Default or Event of Default shall have occurred and be continuing or would occur as a result of such Credit Event;

                  (c) in the case of a Borrowing the Administrative Agent shall have received the notice required by Section 2.3 hereof; and

                  (d) such Credit Event shall not violate any order, judgment or decree of any court or other authority or any provision of law or regulation applicable to the Administrative Agent or any Lender (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System) as then in effect.

         Each request for a Borrowing hereunder shall be deemed to be a representation and warranty by the Borrowers on the date of such Credit Event as to the facts specified in subsections (a) through (c), both inclusive, of this Section.

         Section 3.2. Initial Credit Event. Before or concurrently with the initial Credit Event:

                  (a) the Administrative Agent shall have received for each Lender such Lender's duly executed Note of the Borrowers dated the date hereof and otherwise in compliance with the provisions of Section 2.8 hereof;

                  (b) the Administrative Agent shall have received for each Lender copies of each Borrower's articles of incorporation and bylaws (or other similar organizational documents) and any amendments thereto, certified in each instance by an officer of such Borrower acceptable to the Administrative Agent;

                  (c) the Administrative Agent shall have received for each Lender copies of resolutions of each Borrower's Board of Directors (or other similar governing body) authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, together with specimen signatures of the persons authorized to execute such documents on such Borrower's behalf, all certified in each instance by an officer of such Borrower acceptable to the Administrative Agent;

                  (d) the Administrative Agent shall have received for each Lender certificates of good standing for (i) HCRI (dated no earlier than 30 days prior to the date hereof) from the office of the secretary of state or other appropriate governmental department or agency of the state of its incorporation or organization and (ii) each Borrower (dated no earlier than September 1, 2003) from the office of the secretary of state or other appropriate governmental department or agency of the state of its incorporation or organization (except with respect to HCRI) and of each state in which it is qualified to do business as a foreign corporation or organization (the "Qualified Jurisdictions") along with a certificate from an officer of each Borrower certifying that such Borrowers are in good standing in each of their respective Qualified Jurisdictions; provided, however, that the Borrowers shall be deemed to be in compliance with this subsection (d) if a Borrower's failure to qualify or remain in good standing in its respective Qualified Jurisdictions does not have a Material Adverse Effect;

                  (e) the Administrative Agent shall have received for each Lender a list of the Borrowers' Authorized Representatives;

                  (f) the Administrative Agent shall have received (i) for itself the administrative fee required by that certain fee letter agreement between the Administrative Agent and HCRI dated May 11, 2004, and (ii) for itself and for the other Lenders the facility fee called for by Section 2.9 hereof;

                  (g) each Lender shall have received such evaluations and certifications as it may reasonably require (including the Financial Statements and Projections) in order to satisfy itself as to the financial condition of the Borrowers, and the lack of material contingent liabilities of the Borrowers;

                  (h) the Administrative Agent shall have received financing statement lien search results against HCRI; and

                  (i) the Administrative Agent shall have received for the account of the Lenders such other agreements, instruments, documents, certificates, and opinions as the Administrative Agent may reasonably request.

SECTION 4. REPRESENTATIONS AND WARRANTIES.

         Each Borrower represents and warrants to each Lender and the Administrative Agent, and agrees, that:

         Section 4.1. Use of Proceeds. All proceeds of Loans shall be used by the Borrowers to refinance existing Indebtedness, to acquire Facilities, to extend or acquire loans secured by Mortgages, for working capital purposes, for general corporate purposes and/or for the interim funding of real estate projects of the Borrowers.

         Section 4.2. Incorporation by Reference. The provisions of the following Sections (including the contents of the related schedules and exhibits) of the Existing Agreement are incorporated herein by reference in their entirety as in effect on the date hereof and without giving effect to any terminations, amendments or waivers thereof after the date hereof, or the payment in full of the amounts subject thereto, with (a) the defined terms used therein and the definitions of such terms being construed in accordance with Sections 1.1 and 1.2 hereof, and (b) Section references therein being deemed to be references to Sections of the Existing Agreement as incorporated by reference herein: Section 3.1 through and including Section 3.17. The Borrowers hereby represent and warrant to each Lender and the Administrative Agent the Sections of the Existing Agreement incorporated herein by this Section 4.2 for the benefit of each Lender and the Administrative Agent as if such Sections were set forth directly in this Agreement. With regard to Section 3.12 incorporated herein, the reference to "Section 2.8 hereof" shall be deemed to be a reference to Section 4.1 of this Agreement.

SECTION 5. COVENANTS.

         Section 5.1. Incorporation by Reference. The provisions of the following Articles and Sections (including the contents of the related schedules and exhibits) of the Existing Agreement are incorporated herein by reference in their entirety as in effect on the date hereof and without giving effect to any terminations, amendments or waivers thereof after the date hereof, or the payment in full of the amounts subject thereto, with (a) the defined terms used therein and the definitions of such terms being construed in accordance with Sections 1.1 and 1.2, and (b) Section references therein being deemed to be references to Sections of the Existing Agreement as incorporated by reference herein: Article 5 (including Section 5.1 through and including Section 5.13),
Article 6 (including Section 6.1 through and including Section 6.14) and Article 7 (including Section 7.1 through and including Section 7.16). The Borrowers hereby covenant and agree to observe, perform and comply with the Articles and Sections of the Existing Agreement incorporated herein by this Section 5.1 for the benefit of each Lender and the Administrative Agent as if such Articles and Sections were set forth directly in this Agreement; provided, however, with regard to:

                  (a) Section 7.1 of the Existing Agreement incorporated herein by reference, subsection (a) thereof shall be replaced with the following subsection (a):

                  "(a)     Indebtedness of the Borrowers (i) to the Lenders and
                  the Administrative Agent under this Agreement and the Notes and (ii) owing pursuant to the Existing Agreement and the Notes, as issued pursuant thereto and defined therein;"

                  (b) Section 7.8(b) of the Existing Agreement incorporated herein by reference, the phrase "subsection 4.1(e) hereof" shall be replaced and shall mean subsections (b), (c) and (d), of Section 3.2 of this Agreement, in lieu thereof; and

                  (c) The reference to "Exhibit D" in Section 5.4 of the Existing Agreement shall be replaced by a reference to "Exhibit C" in lieu thereof.

SECTION 6. EVENTS OF DEFAULT AND REMEDIES.

         Section 6.1. Events of Default. Any one or more of the following shall constitute an "Event of Default" hereunder:

                  (a) default in the payment when due (whether at the stated maturity thereof or at any other time provided for in this Agreement) of all or any part of the principal of or interest on any Note or any other Obligation payable hereunder or under any other Loan Document;

                  (b) default in the observance or performance of any covenant set forth in Sections 6.9, 7.1, 7.2, 7.3, 7.4, 7.5, 7.6, 7.7,
         7.8, 7.9, 7.10, 7.11, 7.12, 7.13, 7.14, 7.15 or 7.16 of the Existing
         Agreement;

                  (c) default in the observance or performance of any other provision hereof or of any other Loan Document which is not remedied within 30 days after written notice thereof is given to the Borrowers by the Administrative Agent;

                  (d) any representation or warranty made herein or in any other Loan Document or in any certificate delivered to the Administrative Agent or the Lenders pursuant hereto or thereto or in connection with any transaction contemplated hereby or thereby proves untrue in any material respect as of the date of the issuance or making or deemed making thereof;

                  (e) any event occurs or condition exists (other than those described in subsections (a) through (d) above) which is specified as an event of default under any of the other Loan Documents, or any of the Loan Documents shall for any reason not be or shall cease to be in full force and effect or is declared to be null and void;

                  (f) any Event of Default, as defined in the Existing Agreement, shall occur under Section 8.4, 8.7, 8.8, 8.9, 8.10, 8.11, 8.12, 8.13 or 8.14 of the Existing Agreement;

                  (g) any Borrower shall (i) have entered involuntarily against it an order for relief under the United States Bankruptcy Code, as amended, (ii) not pay, or admit in writing its inability to pay, its debts generally as they become due, (iii) make an assignment for the benefit of creditors, (iv) apply for, seek, consent to or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its Property, (v) institute any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code, as amended, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) take any corporate action in furtherance of any matter described in parts (i) through (v) above, or (vii) fail to contest in good faith any appointment or proceeding described in Section 6.1(h) hereof; or

                  (h) a custodian, receiver, trustee, examiner, liquidator or similar official shall be appointed for any Borrower or any substantial part of any of its Property, or a proceeding described in
         Section 6.1(g)(v) shall be instituted against any Borrower, and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 60 days.

         Section 6.2. Non-Bankruptcy Defaults. When any Event of Default other than those described in subsection (g) or (h) of Section 6.1 hereof has occurred and is continuing, the Administrative Agent shall, by written notice to the
Borrowers: (a) if so directed by any Lender, terminate the remaining Commitments and all other obligations of the Lenders hereunder on the date stated in such notice (which may be the date thereof); and (b) if so directed by any Lender, declare the principal of and the accrued interest on all outstanding Notes to be forthwith due and payable and thereupon all outstanding Notes, including both principal and interest thereon, shall be and become immediately due and payable together with all other amounts payable under the Loan Documents without further demand, presentment, protest or notice of any kind. The Administrative Agent, after giving notice to the Borrowers pursuant to Section 6.1(c) or this Section 6.2, shall also promptly send a copy of such notice to the other Lenders, but the failure to do so shall not impair or annul the effect of such notice.

         Section 6.3. Bankruptcy Defaults. When any Event of Default described in subsections (g) or (h) of Section 6.1 hereof has occurred and is continuing, then all outstanding Notes shall immediately become due and payable together with all other amounts payable under the Loan Documents without presentment, demand, protest or notice of any kind, the obligation of the Lenders to extend further credit pursuant to any of the terms hereof shall immediately terminate.

         Section 6.4. Notice of Default. The Administrative Agent shall give notice to the Borrowers under Section 6.1(c) hereof promptly upon being requested to do so by any Lender and shall thereupon notify all the Lenders thereof.

         Section 6.5. Expenses. The Borrowers agree to pay to the Administrative Agent and each Lender, and any other holder of any Note outstanding hereunder, all costs and expenses reasonably incurred or paid by the Administrative Agent and such Lender or any such holder, including reasonable attorneys' fees and court costs, in connection with any Default or Event of Default by the Borrowers hereunder or in connection with the enforcement of any of the Loan

Documents (including all such costs and expenses incurred in connection with any proceeding under the United States Bankruptcy Code involving any Borrower as a debtor thereunder).

SECTION 7. CHANGE IN CIRCUMSTANCES AND CONTINGENCIES.

         Section 7.1. Funding Indemnity. If any Lender shall incur any loss, cost or expense (including, without limitation, any loss of profit, and any loss, cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such Lender to fund or maintain any Eurodollar Loan or the relending or reinvesting of such deposits or amounts paid or prepaid to such Lender or by reason of breakage of interest rate swap agreements or the liquidation of other hedging contracts or agreements) as a result of:

                  (a) any payment, prepayment or conversion of a Eurodollar Loan on a date other than the last day of its Interest Period,

                  (b) any failure (because of a failure to meet the conditions of Section 3 or otherwise) by the Borrowers to borrow or continue a Eurodollar Loan, or to convert a Base Rate Loan into a Eurodollar Loan, on the date specified in a notice given pursuant to
         Section 2.3(a) hereof,

                  (c) any failure by the Borrowers to make any payment of principal on any Eurodollar Loan when due (whether by acceleration or otherwise), or

                  (d) any acceleration of the maturity of a Eurodollar Loan as a result of the occurrence of any Event of Default hereunder,

then, upon the demand of such Lender, the Borrowers shall pay to such Lender such amount as will reimburse such Lender for such loss, cost or expense. If any Lender makes such a claim for compensation, it shall provide to the Borrowers, with a copy to the Administrative Agent, a certificate setting forth the amount of such loss, cost or expense in reasonable detail (including an explanation of the basis for and the computation of such loss, cost or expense) and the amounts shown on such certificate shall be conclusive absent manifest error.

         Section 7.2. Illegality. Notwithstanding any other provisions of this Agreement or any Note, if at any time any change in applicable law, rule or regulation or in the interpretation thereof makes it unlawful for any Lender to make or continue to maintain any Eurodollar Loans or to perform its obligations as contemplated hereby, such Lender shall promptly give notice thereof to the Borrowers and the Administrative Agent and such Lender's obligations to make or maintain Eurodollar Loans under this Agreement shall be suspended until it is no longer unlawful for such Lender to make or maintain Eurodollar Loans. The Borrowers shall prepay on demand the outstanding principal amount of any such affected Eurodollar Loans, together with all interest accrued thereon and all other amounts then due and payable to such Lender under this Agreement; provided, however, subject to all of the terms and conditions of this Agreement, the Borrowers may then elect to borrow the principal amount of the affected Eurodollar Loans from such Lender by means of Base Rate Loans from such Lender, which Base Rate Loans shall not be made ratably by the Lenders but only from such affected Lender.

         Section 7.3. Unavailability of Deposits or Inability to Ascertain, or Inadequacy of, LIBOR. If on or prior to the first day of any Interest Period for any Borrowing of Eurodollar Loans:

                  (a) the Administrative Agent determines that deposits in Dollars (in the applicable amounts) are not being offered to it in the interbank eurodollar market for such Interest Period, or that by reason of circumstances affecting the interbank eurodollar market adequate and reasonable means do not exist for ascertaining the applicable LIBOR, or

                  (b) the Required Lenders advise the Administrative Agent that (i) LIBOR as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Lenders of funding their Eurodollar Loans for such Interest Period or (ii) that the making or funding of Eurodollar Loans become impracticable, then the Administrative Agent shall forthwith give notice thereof to the Borrowers and the Lenders, whereupon until the Administrative Agent notifies the Borrowers that the circumstances giving rise to such suspension no longer exist, the obligations of the Lenders to make Eurodollar Loans shall be suspended.

         Section 7.4. Yield Protection. (a) If, on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

                  (i) shall subject any Lender (or its Lending Office) to any tax, duty or other charge with respect to its Eurodollar Loans, its Notes, or its obligation to make Eurodollar Loans, or shall change the basis of taxation of payments to any Lender (or its Lending Office) of the principal of or interest on its Eurodollar Loans, or any other amounts due under this Agreement or any other Loan Document in respect of its Eurodollar Loans, or its obligation to make Eurodollar Loans (except for changes in the rate of tax on the overall net income of such Lender or its Lending Office imposed by the jurisdiction in which such Lender's principal executive office or Lending Office is located); or

                  (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Eurodollar Loans any such requirement included in an applicable Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Lender (or its Lending Office) or shall impose on any Lender (or its Lending Office) or on the interbank market any other condition affecting its Eurodollar Loans, its Notes, or its obligation to make Eurodollar Loans;

and the result of any of the foregoing is to increase the cost to such Lender (or its Lending Office) of making or maintaining any Eurodollar Loan, or to reduce the amount of any sum received or receivable by such Lender (or its Lending Office) under this Agreement or under any other Loan Document with respect thereto, by an amount deemed by such Lender to be material, then, within 15 days after demand by such Lender (with a copy to the Administrative Agent), the Borrowers shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction.

         (b) If, after the date hereof, any Lender or the Administrative Agent shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Lending Office) or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has had the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within 15 days after demand by such Lender (with a copy to the Administrative Agent), the Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

         (c)      A certificate of a Lender claiming compensation under this
Section 7.4 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive absent manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

         Section 7.5. Substitution of Lenders. Upon the receipt by the Borrowers of (a) a claim from any Lender for compensation under Section 7.4 or
9.1 hereof, (b) notice by any Lender to the Borrowers of any illegality pursuant to Section 7.2 hereof or (c) in the event any Lender is in default in any material respect with respect to its obligations under the Loan Documents (any such Lender referred to in clause (a), (b) or (c) above being hereinafter referred to as an "Affected Lender"), the Borrowers may, in addition to any other rights the Borrowers may have hereunder or under applicable law, require, at Borrowers' expense, any such Affected Lender to assign, at par plus accrued interest and fees, without recourse, all of its interest, rights, and obligations hereunder (including its Commitment and the Loans and other amounts at any time owing to it hereunder and the other Loan Documents) to a bank or other institutional lender specified by the Borrowers, provided that (i) such assignment shall not conflict with or violate any law, rule or regulation or order of any court or other governmental authority, (ii) the Borrowers shall have received the written consent of the Administrative Agent, which consent shall not be unreasonably withheld, to such assignment, (iii) the Borrowers shall have paid to the Affected Lender all monies (together with amounts due such Affected Lender under Section 7.1 hereof as if the Loans owing to it were prepaid rather than assigned) other than principal owing to it hereunder, and (iv) the assignment is entered into in accordance with the other requirements of Section 9.12 hereof.

         Section 7.6. Lending Offices. Each Lender may, at its option, elect to make its Loans hereunder at the branch, office or affiliate specified on the appropriate signature page hereof (each a "Lending Office") for each type of Loan available hereunder or at such other of its branches, offices or affiliates as it may from time to time elect and designate in a written notice to the Borrowers and the Administrative Agent. To the extent reasonably possible, a Lender shall designate an alternative branch or funding office with respect to its Eurodollar Loans to reduce any liability of the Borrowers to such Lender under Section 7.4 hereof or to avoid the unavailability of Eurodollar Loans under Section 7.3 hereof, so long as such designation is not disadvantageous to the Lender.

         Section 7.7. Discretion of Lender as to Manner of Funding. Notwithstanding any other provision of this Agreement, each Lender shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder with respect to Eurodollar Loans shall be made as if each Lender had actually funded and maintained each Eurodollar Loan through the purchase of deposits in the interbank eurodollar market having a maturity corresponding to such Loan's Interest Period, and bearing an interest rate equal to LIBOR for such Interest Period.

SECTION 8. THE ADMINISTRATIVE AGENT.

         Section 8.1. Appointment and Authorization of Administrative Agent. Each Lender hereby appoints Fifth Third Bank, an Ohio banking corporation, as the Administrative Agent under the Loan Documents and hereby authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto. Notwithstanding the use of the word "Administrative Agent" as a defined term, the Lenders expressly agree that the Administrative Agent is not acting as a fiduciary of any Lender in respect of the Loan Documents, the Borrowers or otherwise, and nothing herein or in any of the other Loan Documents shall result in any duties or obligations on the Administrative Agent or any of the Lenders except as expressly set forth herein.

         Section 8.2. Administrative Agent and its Affiliates. The Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise or refrain from exercising such rights and power as though it were not the Administrative Agent, and the Administrative Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with any Borrower or any Affiliate of a Borrower as if it were not the Administrative Agent under the Loan Documents. The term "Lender" as used herein and in all other Loan Documents, unless the context otherwise clearly requires, includes the Administrative Agent in its individual capacity as a Lender. References in
Section 2 hereof to the Administrative Agent's Loans, or to the amount owing to the Administrative Agent for which an interest rate is being determined, refer to the Administrative Agent in its individual capacity as a Lender.

         Section 8.3. Action by Administrative Agent. If the Administrative Agent receives from the Borrowers a written notice of an Event of Default pursuant to Section 5.11 of the Existing Agreement incorporated herein by reference, or of any other Event of Default hereunder, the Administrative Agent shall promptly give each of the Lenders written notice thereof. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action hereunder with respect to any Default or Event of Default, except as expressly provided in Sections 6.2 and 6.4. In no event, however, shall the Administrative Agent be required to take any action in violation of applicable law or of any provision of any Loan Document, and the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder or under any other Loan Document unless it first receives any further assurances of its indemnification from the Lenders that it may require, including prepayment of any related expenses and any other protection it requires against any and all costs, expense, and liability which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall be entitled to assume that no Default or Event of Default exists unless notified in writing to the contrary by a Lender or the Borrowers. In all cases in which the Loan Documents do not require the Administrative Agent to take specific action, the Administrative Agent shall be fully justified in using its discretion in failing to take or in taking any action thereunder. Any instructions of the Required Lenders, or of any other group of Lenders called for under the specific provisions of the Loan Documents, shall be binding upon all the Lenders and the holders of the Obligations.

         Section 8.4. Consultation with Experts. The Administrative Agent may consult with legal counsel, independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         Section 8.5. Liability of Administrative Agent; Credit Decision. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection with the Loan Documents: (i) with the consent or at the request of the Required Lenders or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify: (i) any statement, warranty or representation made in connection with this Agreement, any other Loan Document or any Credit Event;
(ii) the performance or observance of any of the covenants or agreements of the Borrowers contained herein or in any other Loan Document; (iii) the satisfaction of any condition specified in Section 3 hereof, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness, genuineness, enforceability, perfection, value, worth or collectibility hereof or of any other Loan Document or of any other documents or writing furnished in connection with any Loan Document; and the Administrative Agent makes no representation of any kind or character with respect to any such matter mentioned in this sentence. The Administrative Agent may execute any of its duties under any of the Loan Documents by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, the Borrowers, or any other Person for the default or misconduct of any such agents or attorneys-in-fact selected with reasonable care. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, other document or statement (whether written or oral) believed by it to be genuine or to be sent by the proper party or parties. In particular and without limiting any of the foregoing, the Administrative Agent shall have no responsibility for confirming the accuracy of any compliance certificate or other document or instrument received by it under the Loan Documents. The Administrative Agent may treat the payee of any Note as the holder thereof until written notice of transfer shall have been filed with the Administrative Agent signed by such payee in form satisfactory to the Administrative Agent. Each Lender acknowledges that it has independently and without reliance on the Administrative Agent or any other Lender, and based upon such information, investigations and inquiries as it deems appropriate, made its own credit analysis and decision to extend credit to the Borrowers in the manner set forth in the Loan Documents. It shall be the responsibility of each Lender to keep itself informed as to the creditworthiness of the Borrowers, and the Administrative Agent shall have no liability to any Lender with respect thereto.

         Section 8.6. Indemnity. The Lenders shall ratably, in accordance with their respective Percentages, indemnify and hold the Administrative Agent, and its directors, officers, employees, agents, and representatives harmless from and against any liabilities, losses, costs or expenses suffered or incurred by it under any Loan Document or in connection with the transactions contemplated thereby, regardless of when asserted or arising, except to the extent they are promptly reimbursed for the same by the Borrowers and except to the extent that any event giving rise to a claim was caused by the gross negligence or willful misconduct of the party seeking to be indemnified. The obligations of the Lenders under this Section shall survive termination of this Agreement. The Administrative Agent shall be entitled to offset amounts received for the account of a Lender under this Agreement against unpaid amounts (other than contingent amounts) due from such Lender to the Administrative Agent hereunder (whether as fundings of participations, indemnities or otherwise), but shall not be entitled to offset against amounts owed to the Administrative Agent by any Lender arising outside of this Agreement and the other Loan Documents.

         Section 8.7. Resignation of Administrative Agent and Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrowers. Upon any such resignation of the Administrative Agent, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which may be any Lender hereunder or any commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $200,000,000. Upon the acceptance of its appointment as the Administrative Agent hereunder, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent under the Loan Documents, and the retiring Administrative Agent shall be discharged from its duties and obligations thereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 8 and all protective provisions of the other Loan Documents shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent, but no successor Administrative Agent shall in any event be liable or responsible for any actions of its predecessor. If the Administrative Agent resigns and no successor is appointed, the rights and obligations of such Administrative Agent shall be automatically assumed by the Required Lenders and the Borrowers shall be directed to make all payments due each Lender hereunder directly to such Lender.

         Section 8.8. Designation of Additional Agents. The Administrative
Agent shall have the continuing right, for purposes hereof, at any time and from time to time to designate one or more of the Lenders (and/or its or their Affiliates) as "syndication agents," "documentation agents," "arrangers" or other designations for purposes hereto, but such designation shall have no substantive effect, and such Lenders and their Affiliates shall have no additional powers, duties or responsibilities as a result thereof.

SECTION 9. MISCELLANEOUS.

         Section 9.1. Withholding Taxes. (a) Payments Free of Withholding. Except as otherwise required by law and subject to Section 9.1(b) hereof, each payment by the Borrowers under this Agreement or the other Loan Documents shall be made without withholding for or on account of any present or future taxes (other than overall net income taxes on the recipient imposed by the jurisdiction in which its principal executive office or Lending Office is located) imposed by or within the jurisdiction in which the Borrowers are domiciled, any jurisdiction from which the Borrowers make any payment, or (in each case) any political subdivision or taxing authority thereof or therein. If any such withholding is so required, the Borrowers shall make the withholding, pay the amount withheld to the appropriate governmental authority before penalties attach thereto or interest accrues thereon and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by each Lender and the Administrative Agent free and clear of such taxes (including such taxes on such additional amount) is equal to the amount which that Lender or the Administrative Agent (as the case may be) would have received had such withholding not been made. If the Administrative Agent or any Lender pays any amount in respect of any such taxes, penalties or interest, the Borrowers shall reimburse the Administrative Agent or such Lender for that payment on demand in the currency in which such payment was made. If the Borrowers pay any such taxes, penalties or interest, they shall deliver official tax receipts evidencing that payment or certified copies thereof to the Lender or Administrative Agent on whose account such withholding was made (with a copy to the Administrative Agent if not the recipient of the original) on or before the thirtieth day after payment.

         (b) U.S. Withholding Tax Exemptions. Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrowers and the Administrative Agent on or before the date the initial Credit Event is made hereunder or, if later, the date such financial institution becomes a Lender hereunder, two duly completed and signed copies of (i) either Form W-8 BEN (relating to such Lender and entitling it to a complete exemption from withholding under the Code on all amounts to be received by such Lender, including fees, pursuant to the Loan Documents and the Obligations) or Form W-8 ECI (relating to all amounts to be received by such Lender, including fees, pursuant to the Loan Documents and the Obligations) of the United States Internal Revenue Service or (ii) solely if such Lender is claiming exemption from United States withholding tax under Section 871(h) or 881(c) of the

Code with respect to payments of "portfolio interest", a Form W-8 BEN, or any successor form prescribed by the Internal Revenue Service, and a certificate representing that such Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of any Borrower and is not a controlled foreign corporation related to such Borrower (within the meaning of Section 864(d)(4) of the Code). Thereafter and from time to time, each Lender shall submit to the Borrowers and the Administrative Agent such additional duly completed and signed copies of one or the other of such Forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) and such other certificates as may be (i) requested by the Borrowers in a written notice, directly or through the Administrative Agent, to such Lender and (ii) required under then-current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by such Lender, including fees, pursuant to the Loan Documents or the Obligations. Upon the request of the Borrowers or the Administrative Agent, each Lender that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrowers and the Administrative Agent a certificate to the effect that it is such a United States person.

         (c) Inability of Lender to Submit Forms. If any Lender determines, as a result of any change in applicable law, regulation or treaty, or in any official application or interpretation thereof, that it is unable to submit to the Borrowers or the Administrative Agent any form or certificate that such Lender is obligated to submit pursuant to subsection (b) of this Section 9.1 or that such Lender is required to withdraw or cancel any such form or certificate previously submitted or any such form or certificate otherwise becomes ineffective or inaccurate, such Lender shall promptly notify the Borrowers and Administrative Agent of such fact and the Lender shall to that extent not be obligated to provide any such form or certificate and will be entitled to withdraw or cancel any affected form or certificate, as applicable.

         Section 9.2. No Waiver, Cumulative Remedies. No delay or failure on the part of the Administrative Agent or any Lender or on the part of the holder or holders of any of the Obligations in the exercise of any power or right under any Loan Document shall operate as a waiver thereof or as an acquiescence in any default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The rights and remedies hereunder of the Administrative Agent, the Lenders and of the holder or holders of any of the Obligations are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have.

         Section 9.3. Non-Business Days. If any payment hereunder becomes due and payable on a day which is not a Business Day, the due date of such payment shall be extended to the next succeeding Business Day on which date such payment shall be due and payable. In the case of any payment of principal falling due on a day which is not a Business Day, interest on such principal amount shall continue to accrue during such extension at the rate per annum then in effect, which accrued amount shall be due and payable on the next scheduled date for the payment of interest.

         Section 9.4. Documentary Taxes. The Borrowers agree to pay on demand any documentary, stamp or similar taxes payable in respect of this Agreement or any other Loan

Document, including interest and penalties, in the event any such taxes are assessed, irrespective of when such assessment is made and whether or not any credit is then in use or available hereunder.

         Section 9.5. Survival of Representations. All representations and warranties made herein or in any other Loan Document or in certificates given pursuant hereto or thereto shall survive the execution and delivery of this Agreement and the other Loan Documents, and shall continue in full force and effect with respect to the date as of which they were made as long as any credit is in use or available hereunder.

         Section 9.6. Survival of Indemnities. All indemnities and other provisions relative to reimbursement to the Lenders of amounts sufficient to protect the yield of the Lenders with respect to the Loans, including, but not limited to, Sections 7.1, 7.4, and 9.15 hereof, shall survive the termination of this Agreement and the other Loan Documents and the payment of the Obligations.

         Section 9.7. Sharing of Set-Off. Each Lender agrees with each other Lender a party hereto that if such Lender shall receive and retain any payment, whether by set-off or application of deposit balances or otherwise, on any of the Loans in excess of its ratable share of payments on all such Obligations then outstanding to the Lenders, then such Lender shall purchase for cash at face value, but without recourse, ratably from each of the other Lenders such amount of the Loans held by each such other Lenders (or interest therein) as shall be necessary to cause such Lender to share such excess payment ratably with all the other Lenders; provided, however, that if any such purchase is made by any Lender, and if such excess payment or part thereof is thereafter recovered from such purchasing Lender, the related purchases from the other Lenders shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest.

         Section 9.8. Notices. Except as otherwise specified herein, all notices hereunder and under the other Loan Documents shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth below, or such other address or telecopier number as such party may hereafter specify by notice to the Administrative Agent and the Borrowers given by courier, by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices under the Loan Documents to the Lenders and the Administrative Agent shall be addressed to their respective addresses or telecopier numbers set forth on the signature pages hereof, and to the Borrowers to:

                           Health Care REIT, Inc.
                           One Seagate, Suite 1500
                           Toledo, Ohio 43603-1475
                           Attention:   Mr. George L. Chapman
                           Telephone:   (419) 247-2800
                           Telecopy:    (419) 247-2826

With a copy of any notice of an Event of Default to:

                           Shumaker, Loop & Kendrick, LLP
                           North Courthouse Square
                           1000 Jackson
                           Toledo, Ohio 43624-1573
                           Attention:   Ms. Mary Ellen Pisanelli, Esq.
                           Telephone:   (419) 241-9000
                           Telecopy:    (419) 241-6894

Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section or on the signature pages hereof and a confirmation of such telecopy has been received by the sender, (ii) if given by mail, 5 days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iii) if given by any other means, when delivered at the addresses specified in this Section or on the signature pages hereof; provided that any notice given pursuant to Section 2 hereof shall be effective only upon receipt.

         Section 9.9. Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

         Section 9.10. Successors and Assigns. This Agreement shall be binding upon the Borrowers and their successors and assigns, and shall inure to the benefit of the Administrative Agent and each of the Lenders and the benefit of their respective successors and assigns, including any subsequent holder of any of the Obligations. The Borrowers may not assign any of their respective rights or obligations under any Loan Document without the written consent of all of the Lenders.

         Section 9.11. Participants. Each Lender shall have the right at its own cost to grant participations (to be evidenced by one or more agreements or certificates of participation) in the Loans made and/or Commitments held by such Lender at any time and from time to time to one or more other Persons; provided that no such participation shall relieve any Lender of any of its obligations under this Agreement, and, provided, further that no such participant shall have any rights under this Agreement except as provided in this Section, and the Administrative Agent shall have no obligation or responsibility to such participant. Any agreement pursuant to which such participation is granted shall provide that the granting Lender shall retain the sole right and responsibility to enforce the obligations of the Borrowers under this Agreement and the other Loan Documents including, without limitation, the right to approve any amendment, modification or waiver of any provision of the Loan Documents, except that such agreement may provide that, without the consent of such participant, such Lender will not agree to any modification, amendment or waiver of the Loan Documents that (i) would reduce the amount of or postpone any fixed date for payment of any Obligation in which such participant has an interest or (ii) would require the consent of all Lenders pursuant to Section 9.13(ii) hereof. Any party to which such a participation has been granted shall have the benefits of Section 7.1 and Section 7.4 hereof. The Borrowers authorize each Lender to disclose to any participant or prospective participant under this Section any financial or other information pertaining to any Borrower. Each Lender that grants any participation hereunder shall cause each of its participants that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) to comply with those Lender requirements set forth in Section 9.1(b) hereof.

         Section 9.12. Assignments. (a) Each Lender shall have the right at any time, with the prior written consent of the Administrative Agent and the Borrowers (unless an Event of Default then exists or the proposed assignee is an Affiliate of such assigning Lender), which consents shall not be unreasonably withheld, to sell, assign, transfer or negotiate all or any part of their rights and obligations under the Loan Documents (including, without limitation, the indebtedness evidenced by the Note then held by such assigning Lender, together with an equivalent percentage of its obligation to make Loans) to one or more commercial banks or other financial institutions or investors, provided that, unless otherwise agreed to by the Administrative Agent, such assignment shall be of a fixed percentage (and not by its terms a varying percentage) of the assigning Lender's rights and obligations under the Loan Documents; provided, however, that in order to make any such assignment (i) unless the assigning Lender is assigning all of its Commitment, and outstanding Loans, the assigning Lender shall retain at least $5,000,000 in an unused Commitment, and outstanding Loans, (ii) the assignee Lender shall have a Commitment, and outstanding Loans of at least $5,000,000, (iii) each such assignment shall be evidenced by a written agreement (substantially in the form attached hereto as Exhibit D or in such other form acceptable to the Administrative Agent) executed by such assigning Lender, such assignee Lender or Lenders, the Administrative Agent and, if required as provided above, the Borrowers, which agreement shall specify in each instance the portion of the Obligations which are to be assigned to the assignee Lender and the portion of the Commitment of the assigning Lender to be assumed by the assignee Lender, and (iv) the assigning Lender shall pay to the Administrative Agent a processing fee of $3,500 and any out-of-pocket attorneys' fees and expenses incurred by the Administrative Agent in connection with any such assignment agreement. Any such assignee shall become a Lender for all purposes hereunder to the extent of the rights and obligations under the Loan Documents it assumes and the assigning Lender shall be released from its obligations, and will have released its rights, under the Loan Documents to the extent of such assignment. The address for notices to such assignee Lender shall be as specified in the assignment agreement executed by it. Promptly upon the effectiveness of any such assignment agreement, the Borrowers shall execute and deliver a replacement Note to the assignee Lender and the assigning Lender in the respective amounts of their Commitments (or assigned principal amounts, as applicable) after giving effect to the reduction occasioned by such assignment (all such Notes to constitute "Notes" for all purposes of the Loan Documents), and the assignee Lender shall thereafter surrender to the Borrowers its old Note. The Borrowers authorize each Lender to disclose to any purchaser or prospective purchaser of an interest in the Loans owed to it or its Commitment under this Section any financial or other information pertaining to each Borrower. Each purchaser that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall comply with those Lender requirements set forth in Section 9.1(b) hereof.

         (b) Any Lender may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or grant to a Federal Reserve Bank, and this Section shall not apply to any such pledge or grant of a security interest; provided that no such pledge or grant of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or secured party for such Lender as a party hereto; provided further, however, the right of any such pledgee or grantee (other than any Federal Reserve Bank) to further transfer all or any portion of the rights pledged or granted to it, whether by means of foreclosure or otherwise, shall be at all times subject to the terms of this Agreement.

         Section 9.13. Amendments. Any provision of this Agreement or the other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by (a) the Borrowers, (b) the Required Lenders, and (c) if the rights or duties of the Administrative Agent are affected thereby, the Administrative Agent; provided that:

                  (i) no amendment or waiver pursuant to this Section 9.13 shall (A) increase any Commitment of any Lender without the consent of such Lender or (B) reduce the amount of or postpone the date for payment of any principal of or interest on any Loan or of any fee payable hereunder without the consent of the Lender to which such payment is owing; and

                  (ii) no amendment or waiver pursuant to this Section 9.13 shall, unless signed by each Lender, increase the aggregate Commitments of the Lenders, change the definitions of Termination Date or Required Lenders, change the provisions of this Section 9.13, or affect the number of Lenders required to take any action hereunder or under any other Loan Document.

         Section 9.14. Headings. Section headings used in this Agreement are for reference only and shall not affect the construction of this Agreement.

         Section 9.15. Costs and Expenses; Indemnification. The Borrowers agree to pay all costs and expenses of the Administrative Agent in connection with the preparation, negotiation, syndication, and administration of the Loan Documents, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, in connection with the preparation and execution of the Loan Documents, and any amendment, waiver or consent related thereto, whether or not the transactions contemplated herein are consummated. The Borrowers agree to pay all costs and expenses of each Lender incurred in connection with collection of amounts owed under this Agreement or under any other Loan Document or in the enforcement of this Agreement or of any other Loan Document. The Borrowers further agree to indemnify the Administrative Agent, each Lender, and their respective directors, officers, employees, agents, financial advisors, and consultants against all Damages (including, without limitation, all expenses of litigation or preparation therefor, whether or not the indemnified Person is a party thereto, or any settlement arrangement arising from or relating to any such litigation) which any of them may pay or incur arising out of or relating to any Loan Document or any of the transactions contemplated thereby or the direct or indirect application or proposed application of the proceeds of any Loan, other than those which arise from the gross negligence or willful misconduct of the party claiming indemnification. The Borrowers, upon demand by the Administrative Agent or a Lender at any time, shall reimburse the Administrative Agent or such Lender for any legal or other expenses incurred in connection with investigating or defending against any of the foregoing (including any settlement costs relating to the foregoing) except if the same is directly due to the gross negligence or willful misconduct of the party to be indemnified. The obligations of the Borrowers under this Section shall survive the termination of this Agreement.

         Section 9.16. Set-off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default, each Lender and each subsequent holder of any Obligation is hereby authorized by the Borrowers at any time or from time to time, without notice to the Borrowers or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts, and in whatever currency denominated) and any other indebtedness at any time held or owing by that Lender or that subsequent holder to or for the credit or the account of the Borrowers, whether or not matured, against and on account of the Obligations of the Borrowers to that Lender or that subsequent holder under the Loan Documents, including, but not limited to, all claims of any nature or description arising out of or connected with the Loan Documents, irrespective of whether or not (a) that Lender or that subsequent holder shall have made any demand hereunder or (b) the principal of or the interest on the Loans or Notes and other amounts due hereunder shall have become due and payable pursuant to Section 6 and although said obligations and liabilities, or any of them, may be contingent or unmatured.

         Section 9.17. Entire Agreement. The Loan Documents constitute the entire understanding of the parties thereto with respect to the subject matter thereof and any prior agreements, whether written or oral, with respect thereto are superseded hereby.

         Section 9.18. Governing Law. This Agreement and the other Loan Documents, and the rights and duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of Ohio.

         Section 9.19. Severability of Provisions. Any provision of any Loan Document which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. All rights, remedies and powers provided in this Agreement and the other Loan Documents may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provisions of law, and all the provisions of this Agreement and other Loan Documents are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement or the other Loan Documents invalid or unenforceable.

         Section 9.20. Excess Interest. Notwithstanding any provision to the contrary contained herein or in any other Loan Document, no such provision shall require the payment or permit the collection of any amount of interest in excess of the maximum amount of interest permitted by applicable law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the Loans or other obligations outstanding under this Agreement or any other Loan Document ("Excess Interest"). If any Excess Interest is provided for, or is adjudicated to be provided for, herein or in any other Loan Document, then in such event (a) the provisions of this Section shall govern and control,
(b) neither the Borrowers nor any endorser shall be obligated to pay any Excess Interest, (c) any Excess Interest that the Administrative Agent or any Lender may have received hereunder shall, at the option of the Administrative Agent, be
(i) applied as a credit against the then outstanding principal amount of Obligations hereunder and accrued and unpaid interest thereon (not to exceed the maximum amount permitted by applicable law), (ii) refunded to the Borrowers, or
(iii) any combination of the foregoing, (d) the interest rate payable hereunder or under any other Loan Document shall be automatically subject to reduction to the maximum lawful contract rate allowed under applicable usury laws (the "Maximum Rate"), and this Agreement and the other Loan Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in the relevant interest rate, and (e) neither the Borrowers nor any endorser shall have any action against the Administrative Agent or any Lender for any Damages whatsoever arising out of the payment or collection of any Excess Interest. Notwithstanding the foregoing, if for any period of time interest on any of Borrowers' Obligations is calculated at the Maximum Rate rather than the applicable rate under this Agreement, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on the Borrowers' Obligations shall remain at the Maximum Rate until the Lenders have received the amount of interest which such Lenders would have received during such period on the Borrowers' Obligations had the rate of interest not been limited to the Maximum Rate during such period.

         Section 9.21. Lender's Obligations Several. The obligations of the Lenders hereunder are several and not joint. Nothing contained in this Agreement and no action taken by the Lenders pursuant hereto shall be deemed to constitute the Lenders a partnership, association, joint venture or other entity.

         Section 9.22. Submission to Jurisdiction; Waiver of Jury Trial. Each Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of Ohio and of any Ohio State court sitting in the City of Cincinnati for purposes of all legal proceedings arising out of or relating to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby. Each Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. EACH BORROWER, THE ADMINISTRATIVE AGENT, AND THE LENDERS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

                           [SIGNATURE PAGES TO FOLLOW]

         This Agreement is entered into between us for the uses and purposes hereinabove set forth as of the date first above written.

                                  HEALTH CARE REIT, INC.
                                  HCRI PENNSYLVANIA PROPERTIES, INC.
                                  HCRI TEXAS PROPERTIES, INC.
                                  HCRI TEXAS PROPERTIES, LTD.
                                    By Health Care REIT, Inc.,
                                    Its General Partner
                                  HCRI NEVADA PROPERTIES, INC.
                                  HCRI LOUISIANA PROPERTIES, L.P.
                                    By HCRI Southern Investments I, Inc.,
                                    Its General Partner
                                  HEALTH CARE REIT INTERNATIONAL, INC.
                                  HCN ATLANTIC GP, INC.
                                  HCN ATLANTIC LP, INC.
                                  HCN BCC HOLDINGS, INC.
                                  HCRI INDIANA PROPERTIES, INC.
                                  HCRI INDIANA PROPERTIES, LLC
                                    By Health Care REIT, Inc.,
                                    Its Member
                                  HCRI LIMITED HOLDINGS, INC.
                                  HCRI MASSACHUSETTS PROPERTIES, INC.
                                  HCRI MASSACHUSETTS PROPERTIES TRUST
                                    By HCRI Massachusetts Properties, Inc.
                                    Its Trustee
                                  HCRI HOLDINGS TRUST
                                    By HCRI Massachusetts Properties, Inc.
                                    Its Trustee
                                  HCRI NORTH CAROLINA PROPERTIES, LLC
                                    By North Carolina Properties I, Inc.
                                    Its Member
                                  HCRI SOUTHERN INVESTMENTS I, INC.
                                  HCRI TENNESSEE PROPERTIES, INC.
                                  PENNSYLVANIA BCC PROPERTIES, INC.
                                  HCRI KENTUCKY PROPERTIES, LLC
                                    By Health Care REIT, Inc.
                                    Its Member
                                  HCRI MASSACHUSETTS PROPERTIES TRUST II
                                    By HCRI Massachusetts Properties, Inc.
                                    Its Trustee
                                  HCRI SATYR HILL, LLC
                                    By Health Care REIT, Inc., as the member of
                                    HCRI Maryland Properties, LLC
                                    Its Member

                     [BORROWERS CONTINUED ON FOLLOWING PAGE]

                                  HCRI FRIENDSHIP, LLC
                                    By Health Care REIT, Inc., as the member of
                                    HCRI Maryland Properties, LLC
                                    Its Member
                                  HCRI ST. CHARLES, LLC
                                    By Health Care REIT, Inc., as the member of
                                    HCRI Maryland Properties, LLC
                                    Its Member
                                  HCRI MARYLAND PROPERTIES, LLC
                                    By Health Care REIT, Inc.
                                    Its Member
                                  HCRI LAUREL, LLC
                                    By Health Care REIT, Inc., as the member of
                                    HCRI Maryland Properties, LLC
                                    Its Member
                                  HCRI NORTH CAROLINA PROPERTIES I, INC.
                                  HCRI NORTH CAROLINA PROPERTIES III, LIMITED
                                  PARTNERSHIP
                                    By HCRI North Carolina Properties II, Inc.
                                    Its General Partner
                                  HCRI NORTH CAROLINA PROPERTIES II, INC.
                                  HCRI WISCONSIN PROPERTIES, LLC
                                    By Health Care REIT, Inc.
                                    Its Member
                                  HCRI MISSISSIPPI PROPERTIES, INC.
                                  HCRI ILLINOIS PROPERTIES, LLC
                                    By Health Care REIT, Inc.
                                    Its Member
                                  HCRI MISSOURI PROPERTIES, LLC
                                    By Health Care REIT, Inc.
                                    Its Member
                                  HCRI SURGICAL PROPERTIES, LLC
                                    By Health Care REIT, Inc.
                                    Its Member
                                  HCRI TUCSON PROPERTIES, INC.
                                  HCRI INVESTMENTS, INC.
                                  HCRI CHICAGO PROPERTIES, INC.

                                         By /s/ George L. Chapman
                                            Name: George L. Chapman
                                            Title: Chief Executive Officer

         GEORGE L. CHAPMAN, as Chief Executive Officer of all of the aforementioned entities, has executed this Credit Agreement and intending that all entities above named are bound and are to be bound by the one signature as if he had executed this Credit Agreement separately for each of the above named entities.

                                         FIFTH THIRD BANK, an Ohio banking
                                            corporation, as a Lender and as
                                            Administrative Agent

                                         By /s/ Lisa Anderson
                                            Name: Lisa Anderson
                                            Title: Vice President

                                         Address:

                                         Fifth Third Center
                                         MD 109047
                                         Cincinnati, Ohio  45263
                                         Attention: Loan Syndications
                                         Telecopy: (513) 534-3663
                                         Telephone: (513) 534-7246

                                         FIRST FEDERAL BANK OF THE MIDWEST, as a
                                         Lender

                                         By /s/ Gregory R. Allen
                                            Name: Gregory R. Allen
                                            Title: Executive Vice President

                                         Address:

                                         601 Clinton Street
                                         P.O. Box 248
                                         Defiance, OH 43512
                                         Attention:   Gregory R. Allen
                                         Telecopy:    (419) 784-2841
                                         Telephone:   (419) 782-5260

                                         MERCANTILE-SAFE DEPOSIT AND TRUST
                                            COMPANY, as a Lender

                                         By /s/ Robert P. Whelen Jr.
                                            Name: Robert P. Whelen Jr.
                                            Title: Vice President

                                         Address:

                                         Two Hopkins Plaza
                                         P.O. Box 1477
                                         Baltimore, Maryland 21203
                                         Attention:  Robert P. Whalen Jr.
                                         Telecopy:   (410) 237-5703
                                         Telephone:  (410) 237-5717

                                    EXHIBIT A

                               NOTICE OF BORROWING

                                                         Date:  __________, ____

To: Fifth Third Bank, as Administrative Agent for the Lenders parties to the Credit Agreement dated as of May 28, 2004 (as extended, renewed, amended or restated from time to time, the "Credit Agreement"), among Health Care REIT, Inc., certain of its subsidiaries which are signatories thereto, certain Lenders which are signatories thereto, and Fifth Third Bank, as Administrative Agent

Ladies and Gentlemen:

         The undersigned, Health Care REIT, Inc., refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.3 of the Credit Agreement, of the Borrowing specified below:

                  1. The Business Day of the proposed Borrowing is ___________, ____.

                  2. The aggregate amount of the proposed Borrowing is $______________.

                  3. The Borrowing is to be comprised of $___________ of [BASE RATE] [EURODOLLAR] Loans.

                  [4.      THE DURATION OF THE INTEREST PERIOD FOR THE
         EURODOLLAR LOANS INCLUDED IN THE BORROWING SHALL BE ____________
         MONTHS.]

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

                  (a) the representations and warranties of the Borrowers contained in Section 4 of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); and

                  (b) no Default or Event of Default has occurred and is continuing or would result from such proposed Borrowing.

                                     HEALTH CARE REIT, INC., individually and as
                                       agent for the Borrowers

                                     By_________________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                    EXHIBIT B

                        NOTICE OF CONTINUATION/CONVERSION

                                                       Date:  ____________, ____

To: Fifth Third Bank, as Administrative Agent for the Lenders parties to the Credit Agreement dated as of May 28, 2004 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among Health Care REIT, Inc., certain of its subsidiaries which are signatories thereto, certain Lenders which are signatories thereto, and Fifth Third Bank, as Administrative Agent

Ladies and Gentlemen:

         The undersigned, Health Care REIT, Inc., refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.3 of the Credit Agreement, of the [CONVERSION] [CONTINUATION] of the Loans specified herein, that:

                  1.       The conversion/continuation Date is __________, ____.

                  2. The aggregate amount of the Loans to be [CONVERTED] [CONTINUED] is $______________.

                  3. The Loans are to be [CONVERTED INTO] [CONTINUED AS] [EURODOLLAR] [BASE RATE] Loans.

                  4. [IF APPLICABLE:] The duration of the Interest Period for the Loans included in the [CONVERSION] [CONTINUATION] shall be _________ months.

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed conversion/continuation date, before and after giving effect thereto and to the application of the proceeds therefrom:

                  (a) the representations and warranties of the Borrowers contained in Section 4 of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); and

                  (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed [CONVERSION] [CONTINUATION].

                                     HEALTH CARE REIT, INC., individually and as
                                       agent for the Borrowers

                                     By_________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                    EXHIBIT C

                                 REVOLVING NOTE

U.S. $_______________                                               May 28, 2004

         FOR VALUE RECEIVED, each of the undersigned (the "Borrowers") hereby promise to pay to the order of ____________________________ (the "Lender") on the Termination Date of the hereinafter defined Credit Agreement, at the principal office of Fifth Third Bank, as Administrative Agent, in Cincinnati, Ohio, in immediately available funds, the principal sum of ___________________ Dollars ($__________) or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to the Borrowers pursuant to the Credit Agreement, together with interest on the principal amount of each Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

         This Note is one of the Notes referred to in the Credit Agreement dated as of May 28, 2004, among the Borrowers, Fifth Third Bank, an Ohio banking corporation, as Administrative Agent and the Lenders party thereto (the "Credit Agreement"), and this Note and the holder hereof are entitled to all the benefits provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note shall be governed by and construed in accordance with the internal laws of the State of Ohio.

         Certain prepayments may be made hereon and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

         The Borrowers hereby waive demand, presentment, protest or notice of any kind hereunder.

                                HEALTH CARE REIT, INC.
                                HCRI PENNSYLVANIA PROPERTIES, INC.
                                HCRI TEXAS PROPERTIES, INC.
                                HCRI TEXAS PROPERTIES, LTD.
                                    By Health Care REIT, Inc.,
                                    Its General Partner
                                HCRI NEVADA PROPERTIES, INC.
                                HCRI LOUISIANA PROPERTIES, L.P.
                                    By HCRI Southern Investments I, Inc.,
                                    Its General Partner
                                HEALTH CARE REIT INTERNATIONAL, INC.
                                HCN ATLANTIC GP, INC.
                                HCN ATLANTIC LP, INC.

                     [BORROWERS CONTINUED ON FOLLOWING PAGE]

                                HCN BCC HOLDINGS, INC.
                                HCRI INDIANA PROPERTIES, INC.
                                HCRI INDIANA PROPERTIES, LLC
                                    By Health Care REIT, Inc.,
                                    Its Member
                                HCRI LIMITED HOLDINGS, INC.
                                HCRI MASSACHUSETTS PROPERTIES, INC.
                                HCRI MASSACHUSETTS PROPERTIES TRUST
                                    By HCRI Massachusetts Properties, Inc.
                                    Its Trustee
                                HCRI HOLDINGS TRUST
                                    By HCRI Massachusetts Properties, Inc.
                                    Its Trustee
                                HCRI NORTH CAROLINA PROPERTIES, LLC
                                    By North Carolina Properties I, Inc.
                                    Its Member
                                HCRI SOUTHERN INVESTMENTS I, INC.
                                HCRI TENNESSEE PROPERTIES, INC.
                                PENNSYLVANIA BCC PROPERTIES, INC.
                                HCRI KENTUCKY PROPERTIES, LLC
                                    By Health Care REIT, Inc.
                                    Its Member
                                HCRI MASSACHUSETTS PROPERTIES TRUST II
                                    By HCRI Massachusetts Properties, Inc.
                                     Its Trustee
                                HCRI SATYR HILL, LLC
                                    By Health Care REIT, Inc., as the member of
                                    HCRI Maryland Properties, LLC
                                    Its Member
                                HCRI FRIENDSHIP, LLC
                                    By Health Care REIT, Inc., as the member of
                                    HCRI Maryland Properties, LLC
                                    Its Member
                                HCRI ST. CHARLES, LLC
                                    By Health Care REIT, Inc., as the member of
                                    HCRI Maryland Properties, LLC
                                    Its Member
                                HCRI MARYLAND PROPERTIES, LLC
                                    By Health Care REIT, Inc.
                                    Its Member
                                HCRI LAUREL, LLC
                                    By Health Care REIT, Inc., as the member of
                                    HCRI Maryland Properties, LLC
                                    Its Member
                                HCRI NORTH CAROLINA PROPERTIES I, INC.

                     [BORROWERS CONTINUED ON FOLLOWING PAGE]

                                HCRI NORTH CAROLINA PROPERTIES III, LIMITED
                                PARTNERSHIP
                                    By HCRI North Carolina Properties II, Inc.
                                    Its General Partner
                                HCRI NORTH CAROLINA PROPERTIES II, INC.
                                HCRI WISCONSIN PROPERTIES, LLC
                                    By Health Care REIT, Inc.
                                    Its Member
                                HCRI MISSISSIPPI PROPERTIES, INC.
                                HCRI ILLINOIS PROPERTIES, LLC
                                    By Health Care REIT, Inc.
                                    Its Member
                                HCRI MISSOURI PROPERTIES, LLC
                                    By Health Care REIT, Inc.
                                    Its Member
                                HCRI SURGICAL PROPERTIES, LLC
                                    By Health Care REIT, Inc.
                                    Its Member
                                HCRI TUCSON PROPERTIES, INC.
                                HCRI INVESTMENTS, INC.
                                HCRI CHICAGO PROPERTIES, INC.

                                        By _____________________________________
                                           Name: George L. Chapman
                                           Title: Chief Executive Officer

         GEORGE L. CHAPMAN, as Chief Executive Officer of all of the aforementioned entities, has executed this Revolving Note and intending that all entities above named are bound and are to be bound by the one signature as if he had executed this Revolving Note separately for each of the above named entities.

                                    EXHIBIT D

                            ASSIGNMENT AND ACCEPTANCE

                          Dated _____________, _______

         Reference is made to the Credit Agreement dated as of May 28 , 2004 (the "Credit Agreement") among Health Care REIT, Inc., certain of its subsidiaries as Borrowers party to the Credit Agreement, the Lenders (as defined in the Credit Agreement) and Fifth Third Bank, as Administrative Agent for the Lenders (the "Administrative Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

         ______________________________________________________ (the "Assignor")
and _________________________ (the "Assignee") agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a _______% interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below), including, without limitation, such percentage interest in the Assignor's Commitments as in effect on the Effective Date and the Loans, if any, owing to the Assignor on the Effective Date.

                  2. The Assignor (i) represents and warrants that as of the date hereof (A) its Commitment is $_______________, (B) the aggregate outstanding principal amount of Loans made by it under the Credit Agreement that have not been repaid is $___________ and a description of the interest rates and interest periods of such Loans is attached as Annex 1 hereto; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim, lien, or encumbrance of any kind; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers taken as a whole or the performance or observance by the Borrowers of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

                  3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered to the Lenders pursuant to Section 5.1 and Section 5.2 of the Existing Agreement incorporated by reference in and to the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (v) specifies as its lending office (and address for notices) the offices set forth beneath its name on the signature pages hereof.

                  4. As consideration for the assignment and sale contemplated in Annex 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in Federal funds the amount agreed upon between the Assignor and the Assignee. It is understood that commitment fees accrued to the Effective Date with respect to the interest assigned hereby are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

                  5. The effective date for this Assignment and Acceptance shall be _________ __, ____ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent and, if required, the Borrowers.

                  6. Upon such acceptance and recording, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and
         (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

                  7. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

                  8. In accordance with Section 9.12 of the Credit Agreement, the Assignor and the Assignee request and direct that the Administrative Agent prepare and cause the Borrowers to execute and deliver to the Assignee the relevant Note payable to the Assignee in the amount of its Commitment and a new Note to the Assignor in the amount of its Commitments after giving effect to this assignment. If the Assignee is not a United States person (as such term is defined in Section 7701(a)(30) of the Code), it shall comply with those Lender requirements set forth in Section 9.1(b) of the Credit Agreement.

                  9. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Ohio.

                                [Assignor Lender]

                                By______________________________________________
                                   Name_________________________________________
                                   Title________________________________________

                                [Assignee Lender]

                                By______________________________________________
                                   Name_________________________________________
                                   Title________________________________________

                                Lending office (and address for notices):

Accepted and consented this
____ day of _____________, _____

HEALTH CARE REIT, INC.

By______________________________
  Name__________________________
  Title_________________________

Accepted and consented to by the Administrative Agent this _______ day of _________________, _____

FIFTH THIRD BANK, an Ohio banking corporation, as Administrative Agent

By______________________________
  Name__________________________
  Title_________________________

                                     ANNEX I

                          TO ASSIGNMENT AND ACCEPTANCE

PRINCIPAL AMOUNT       TYPE OF LOAN       INTEREST RATE       MATURITY DATE

                                   SCHEDULE I

                                LIST OF BORROWERS

                                                                                       STATE OF
 NAME OF  BORROWER                                                                    ORGANIZATION
 -----------------                                                                    ------------
Health Care REIT, Inc.                                                                  Delaware
HCRI Pennsylvania Properties, Inc.                                                    Pennsylvania
HCRI Texas Properties, Inc.                                                             Delaware
HCRI Texas Properties, Ltd.                                                               Texas
HCRI Nevada Properties, Inc.                                                             Nevada
HCRI Louisiana Properties, L.P.                                                         Delaware
Health Care REIT International, Inc.                                                    Delaware
HCN Atlantic GP, Inc.                                                                   Delaware
HCN Atlantic LP, Inc.                                                                   Delaware
HCN BCC Holdings, Inc.                                                                  Delaware
HCRI Indiana Properties, Inc.                                                           Delaware
HCRI Indiana Properties, LLC                                                             Indiana
HCRI Limited Holdings, Inc.                                                             Delaware
HCRI Massachusetts Properties Trust                                                   Massachusetts
HCRI Massachusetts Properties, Inc.                                                     Delaware
HCRI Holdings Trust                                                                   Massachusetts
HCRI North Carolina Properties, LLC                                                     Delaware
HCRI Southern Investments I, Inc.                                                       Delaware
HCRI Tennessee Properties, Inc.                                                         Delaware
Pennsylvania BCC Properties, Inc.                                                     Pennsylvania
HCRI Kentucky Properties, LLC                                                           Kentucky
HCRI Massachusetts Properties Trust II                                                Massachusetts
HCRI Satyr Hill, LLC                                                                    Virginia
HCRI Friendship, LLC                                                                    Virginia
HCRI St. Charles, LLC                                                                   Virginia
HCRI Maryland Properties, LLC                                                           Maryland
HCRI Laurel, LLC                                                                        Maryland
HCRI North Carolina Properties I, Inc.                                               North Carolina
HCRI North Carolina Properties III, Limited Partnership                              North Carolina
HCRI North Carolina Properties II, Inc.                                              North Carolina
HCRI Wisconsin Properties, LLC                                                          Wisconsin
HCRI Mississippi Properties, Inc.                                                      Mississippi
HCRI Illinois Properties, LLC                                                           Delaware
HCRI Missouri Properties, LLC                                                           Delaware
HCRI Surgical Properties, LLC                                                             Ohio
HCRI Tucson Properties, Inc.                                                            Delaware
HCRI Investments, Inc.                                                                  Delaware
HCRI Chicago Properties, Inc.                                                           Delaware

                                   SCHEDULE II

                                   COMMITMENTS

              NAME OF LENDER                                 COMMITMENT
             Fifth Third Bank                                $20,000,000

    First Federal Bank of the Midwest                        $ 5,000,000

Mercantile-Safe Deposit and Trust Company                    $ 5,000,000

                                TOTAL                        $30,000,000
                                                             ===========